Valued Advisers Trust

Golub Group Equity Fund – GGEFX

Supplement to the Prospectus dated May 30, 2013

Supplement dated February 13, 2014

Special Meeting of Shareholders – Golub Group Equity Fund

At a special meeting of the Board of Trustees (the “Board”) of the Valued Advisers Trust (the “Trust”) held on February 13, 2014, the Trustees approved an interim investment advisory contract between the Trust, on behalf of the Golub Group Equity Fund (the “Fund”), and Golub Group, LLC (“Golub”), the Fund’s investment adviser. The interim investment advisory contract became effective immediately. Pursuant to the interim investment advisory contract, Golub will continue to serve as the Fund’s investment adviser. The interim contractual arrangement has been necessitated by a transaction that became effective on October 1, 2013 that resulted in the transfer of a controlling block of Golub’s voting securities. This transaction constituted an “assignment” that terminated the existing advisory agreement between the Trust and Golub. Under the interim investment advisory contract, there will be no change in management fees paid to Golub – all management fees under the interim advisory agreement, as well as fees earned from October 1, 2013 through the date of the interim advisory agreement, will, however, be held in escrow until a new investment advisory agreement is put in place. It is anticipated that at its March 11-12, 2014 meeting, the Board will consider the approval of a new investment advisory agreement with Golub, which thereafter must also be approved by shareholders.

Additionally, effective February 13, 2014 Mr. Michael Golub will no longer serve as one of the portfolio managers to the Fund. The other portfolio managers to the Fund – Colin Higgins, Kurt Hoefer and John Dowling – who have served as portfolio managers with Mr. Golub since the Fund’s inception in April 2009 will remain as portfolio managers to the Fund.

A special meeting of shareholders to consider the approval of the new investment advisory agreement is expected to occur in May 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated May 30, 2013, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (866) 954-6682.